                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

                  Filed pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report: (Date of earliest event reported) August 14, 2002

                            PRENTISS PROPERTIES TRUST
                            -------------------------

             (Exact Name of Registrant as Specified in its Charter)

           MARYLAND                   1-14516                 75-2661588
(State or Other Jurisdiction         Commission            (I.R.S. Employer
       of Incorporation)            file number)         Identification Number)


             3890 W. Northwest Hwy., Suite 400, Dallas, Texas 75220
                    (Address of Principal Executive Offices)

                                 (214) 654-0886
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits.


           EXHIBIT
           NUMBER           EXHIBIT TITLE
        ----------          --------------
        99.1                Transmittal Letter
        99.2                Certification of Chief Executive Officer
        99.3                Certification of Chief Financial Officer

ITEM 9. REGULATION FD DISCLOSURE

On August 14, 2002, Prentiss Properties Trust (the "Company") filed its Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 with the Securities and Exchange Commission. Accompanying the Quarterly Report as correspondence were the transmittal letter and certifications of the Company's Chief Executive Officer, Thomas F. August, and Chief Financial Officer, Michael
A. Ernst, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to be codified at 18 U.S.C. Section 1350, attached as exhibits hereto.

The transmittal letter and certifications attached as exhibits hereto are being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and are not being filed as part of the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 or as a separate disclosure document. The information included in this Current Report on Form 8-K (including the exhibits hereto) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. This Current Report (including the exhibits hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   PRENTISS PROPERTIES TRUST
                                   By:  /s/ Gregory S. Imhoff
August 14, 2002                         --------------------------------
                                        Gregory S. Imhoff
                                        Senior Vice President and Secretary

                                  EXHIBIT INDEX

                         EXHIBIT
                         NUMBER         EXHIBIT TITLE
                  -----------------     -------------------
                  99.1                  Transmittal Letter
                  99.2                  Certification of Chief Executive Officer
                  99.3                  Certification of Chief Financial Officer